Exhibit 99.1

14040 Park Center Road, Suite 210, Herndon, VA 20171; 703-674-5500; Fax 703-674-5506
E-mail: info@steelcloud.com

For investor or marketing information contact: William D. Hughes at 703-674-5560, whughes@steelcloud.com
For financial information please access our web site at www.steelcloud.com

PRESS RELEASE
For Immediate Distribution

SteelCloud Receives Nasdaq Non-Compliance Notice
Issue Centers on Minimum Share Price Requirement

Herndon, VA—August 11, 2006—SteelCloud, Inc. (Nasdaq: SCLD), a leading engineering and manufacturing integrator of network centric and embedded computing solutions today announced it has received notice, under Marketplace Rule 4310(c)(4)(the "Rule"), that its common stock is subject to potential delisting from the Nasdaq National Market because the bid price of the Company's common stock closed below the minimum $1.00 per share requirement for 30 consecutive business days prior to August 8, 2006.

“Under Marketplace Rule 4310(c)(8)(D) SteelCloud has been granted an initial 180 calendar days, or until February 5, 2007, to regain compliance. If at anytime before February 5, 2007, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, SteelCloud will be provided written notification that it complies with the Rule.

Further, if compliance with this Rule cannot be demonstrated by February 5, 2007, Nasdaq will determine whether the Company meets The Nasdaq Capital Market initial listing criteria as set forth in Marketplace Rule 4310(c), except for the bid price requirement. If the Company meets the initial listing criteria, Nasdaq will notify the Company that it has been granted an additional 180 calendar day compliance period.

If the Company is not eligible for an additional compliance period, Nasdaq will notify the Company that its common stock will be delisted. At that time, the Company may appeal this determination to delist its securities to a Listing Qualification Panel.

The Company continues to operate in the normal course of business and is actively pursuing a number of initiatives to bring the Company into compliance with the minimum share price requirement.

About SteelCloud

SteelCloud is a leading provider of turnkey appliance servers, network security and infrastructure management solutions, and professional services. SteelCloud designs and manufactures specialized servers and appliances for volume users, large integrators and OEM customers. The Company delivers IT solutions in the form of security and infrastructure software, appliances, and professional services. In addition, the Company designs and develops proprietary SteelCloud products. SteelCloud’s ISO 9001:2000 certified Quality Management System has procedures in place for continuous quality improvement in all aspects of its business. Over its 18-year history, SteelCloud has won numerous awards for technical excellence and outstanding customer service. SteelCloud can be reached at 703-674-5500. Additional information is available at www.steelcloud.com.

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward looking statements that involve a number of risks and uncertainties. It is possible that the assumptions made by management are not necessarily the most likely and may not materialize. In addition, other important factors that could cause actual results to differ materially include the following: business conditions and the amount of growth in the computer industry and general economy; competitive factors; ability to attract and retain personnel, including key sales and management personnel; the price of the Company's stock; and the risk factors set forth from time to time in the Company's SEC reports, including but not limited to its annual report on Form 10-K and its quarterly reports on Forms 10-Q; and any reports on Form 8K. SteelCloud takes no obligation to update or correct forward-looking statements.

STEELCLOUD, INC.
CONSOLIDATED BALANCE SHEET
                                                                         October 31,       July 31,
                                                                             2005            2006
                                                                        ------------    ------------
                                ASSETS                                                   (unaudited)
Current assets
      Cash and cash equivalents                                         $  6,657,367    $  3,406,060
      Accounts receivable, net                                             5,777,154       4,526,928
      Inventory, net                                                       1,218,596         857,337
      Prepaid expenses and other current assets                              264,968         361,711
      Deferred contract cost                                                  94,549         226,416
                                                                        ------------    ------------
Total current assets                                                      14,012,634       9,378,452

      Property and equipment, net                                          1,255,666       1,134,114
      Equipment on lease, net                                                698,285         459,060
      Goodwill and other intangible assets, net                            4,571,992            --
      Deferred tax asset                                                     400,000            --
      Other assets                                                           114,060
                                                                        ------------    ------------

Total assets                                                            $ 21,052,637    $ 11,033,593
                                                                        ============    ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
      Accounts payable                                                  $  3,467,028    $  2,126,115
      Accrued expenses                                                       982,149       1,143,795
      Notes payable, current                                                  70,952          47,631
      Unearned revenue                                                       310,940         277,025
                                                                        ------------    ------------
Total current liabilities                                                  4,831,069       3,594,566

      Notes payable, long-term                                                63,088          32,855
      Other                                                                  161,166         461,964
                                                                        ------------    ------------
Total long-term liabilities                                                  224,254         494,819

Stockholders' equity
      Preferred stock, $.001 par value: 2,000,000 shares authorized,            --              --
        no shares issued and outstanding at October 31, 2005 and July
        31, 2006
      Common stock, $.001 par value: 50,000,000 shares authorized,            14,449          14,609
        14,449,271 and 14,609,274 shares issued at October 31, 2005 and July 31, 2006, respectively
      Additional paid in capital                                          49,579,868      49,781,987
      Treasury stock, 400,000 shares at October 31, 2005 and July 31,
        2006, respectively                                                (3,432,500)     (3,432,500)
      Accumulated deficit                                                (30,164,503)    (39,419,888)
                                                                        ------------    ------------
Total stockholders' equity                                                15,997,314       6,944,208
                                                                        ------------    ------------

Total liabilities and stockholders' equity                              $ 21,052,637    $ 11,033,593
                                                                        ============    ============

STEELCLOUD, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

                                                     THREE MONTHS ENDED               NINE MONTHS ENDED
                                                          July 31,                        July 31,
                                                   2005            2006            2005            2006
                                               ------------    ------------    ------------    ------------

Revenues
    Products                                   $  7,970,288    $  5,374,379    $ 24,282,772    $ 16,865,230
    Services                                        751,878         611,839       2,351,557       1,961,063
                                               ------------    ------------    ------------    ------------
Total revenues                                    8,722,166       5,986,218      26,634,329      18,826,293
                                               ------------    ------------    ------------    ------------

Cost of revenues
    Products                                      6,019,563       4,265,321      17,815,640      13,652,289
    Services                                        553,451         509,672       1,615,767       1,567,320
                                               ------------    ------------    ------------    ------------
Total cost of revenues                            6,573,014       4,774,993      19,431,407      15,219,609
                                               ------------    ------------    ------------    ------------

Gross profit                                      2,149,152       1,211,225       7,202,922       3,606,684

Selling and marketing                               450,061         701,856       1,259,654       1,914,008
Research and product development                    208,405         151,346         599,700         457,152
General and administrative                        1,451,026       1,338,523       4,475,820       4,546,921
Amortization of other intangible assets              28,778          28,778          86,335          86,335
Severance and restructuring costs                      --           839,642            --           839,642
Impairment of goodwill and other intangibles           --         4,485,657            --         4,485,657
                                               ------------    ------------    ------------    ------------

Income (loss) from operations                        10,882      (6,334,577)        781,413      (8,723,031)

Other (income) expense
    Interest (income), net                          (10,205)        (12,750)        (22,276)        (42,007)
    Other expense                                      --           174,361            --           174,361
                                               ------------    ------------    ------------    ------------
Total other (income) expense                        (10,205)        161,611         (22,276)        132,354
                                               ------------    ------------    ------------    ------------

Income (loss) before income taxes                    21,087      (6,496,188)        803,689      (8,855,385)

Provision for income taxes                             --              --              --           400,000
                                               ------------    ------------    ------------    ------------

Net income (loss)                                    21,087      (6,496,188)        803,689      (9,255,385)

Earnings (loss) per share:

    Basic earnings (loss) per share            $       0.01    $      (0.46)   $       0.06    $      (0.66)
    Diluted earnings (loss) per share          $       0.01    $      (0.46)   $       0.06    $      (0.66)

Weighted-average shares outstanding, basic
                                                 13,981,101      14,209,274      13,899,857      14,119,089
Weighted-average shares outstanding, diluted
                                                 14,581,143      14,209,274      14,481,124      14,119,089